Exhibit 32(a)


             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
    AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of CNF Inc.
(the "Company") for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Keith Kennedy, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. s1350, as adopted pursuant to s906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 5, 2004




/s/ W. Keith Kennedy, Jr.
____________________________
Name:  W. Keith Kennedy, Jr.
Title: Chief Executive Officer


                                                               Exhibit 32(b)

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
    AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of CNF Inc.
(the "Company") for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chutta Ratnathicam, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. s1350, as adopted pursuant to s906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 5, 2004



/s/ Chutta Ratnathicam
______________________________
Name:  Chutta Ratnathicam
Title: Chief Financial Officer